THE CHARLES SCHWAB FAMILY OF FUNDS

SCHWAB ANNUITY PORTFOLIOS

SCHWAB CAPITAL TRUST

SCHWAB INVESTMENTS

SCHWAB STRATEGIC TRUST

LAUDUS TRUST

(all series)

Supplement dated May 31, 2018 to all currently effective Statements of Additional Information (each an SAI and collectively, the SAIs) for each series of the aforementioned Trusts.

This supplement provides new and additional information beyond that contained in the SAIs and should be read in conjunction with the SAIs.

Effective May 15, 2018, Charles A. Ruffel resigned from the Board of Trustees. As such, all references to Charles A. Ruffel are removed from each SAI.

Additionally, effective June 1, 2018, Nancy F. Heller will join the Board of Trustees. As such, the following changes are made to each SAI.

I.	Revised Board of Trustees Table

The Board of Trustees table under the “Management of the Funds” section in each SAI is revised to remove all references to Charles A. Ruffel and insert the following information for Nancy F. Heller.

Name, Year of Birth, And Position(s) with the Trust; (Term of Office and Length of Time Served)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships During the Past Five Years
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President/Senior Managing Director, TIAA (financial services) (2014-2016); Senior Managing Director, TIAA (2012-2013).	107	None

II.	Revised Individual Trustee Qualifications

The “Individual Trustee Qualifications” section in each SAI is revised to remove all references to Charles A. Ruffel and insert the following information for Nancy F. Heller.

The Board has concluded that Ms. Heller should serve as trustee of the Trust because of the experience she gained as President and Senior Managing Director at TIAA, the experience she has gained serving on other non-public company boards and her knowledge of and experience in the financial services industry.

III.	Revised Board of Trustees Committee Structures

The “Trustee Committees” section in each SAI is revised as follows:

a.	The members of the Audit, Compliance and Valuation Committee shall be Kiran M. Patel (Chair), John F. Cogan, Nancy F. Heller and Kimberly S. Patmore effective June 1, 2018.
b.	The members of the Investment Oversight Committee shall be Gerald B. Smith (Chair), Robert W. Burns, Stephen T. Kochis, David L. Mahoney and Joseph H. Wender effective June 1, 2018.

IV.	Revised Securities Beneficially Owned By Each Trustee

The Trustee Security Ownership table under the “Securities Beneficially Owned By Each Trustee” section in each SAI is revised to remove all references to Charles A. Ruffel and insert the following information for Nancy F. Heller.

Name of Trustee	Dollar Range of Trustee Ownership in the Fund	Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
INDEPENDENT TRUSTEES
Nancy F. Heller	None	None

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG102283-00 (05/18)

00211144

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